OPTIMUM FUND TRUST

Optimum Fixed Income Fund
(the "Fund")

Supplement to the Fund's Prospectuses
dated July 29, 2008

Effective June 30, 2009, the following replaces the first two paragraphs in the section entitled, "Who Manages the Funds? - Sub-advisers and portfolio managers - Fixed Income Fund" in the Fund's prospectuses.

Fixed Income Fund

Roger A. Early, Paul Grillo, Wen-Dar Chen, Thomas H. Chow, and Kevin Loome are primarily responsible for the day-to-day management of the Manager's share of the Fund's assets.

Mr. Early is a Senior Vice President and Co-Chief Investment Officer and re-joined Delaware Investments in March 2007. Mr. Early most recently worked at Chartwell Investment Partners as a Senior Portfolio Manager in fixed income from 2003-2007. From 2002 to 2003, Mr. Early was Chief Investment Officer for Fixed Income at Turner Investments. Mr. Grillo is a Senior Vice President and Co-Chief Investment Officer and has been with Delaware Investments since 1992 when he joined Delaware Investments as a mortgage-backed and asset-backed securities analyst, assuming portfolio management responsibilities in the mid-1990s. Dr. Chen is a Vice President and Portfolio Manager - International Debt and has been with Delaware Investments since mid-2004. Prior to joining Delaware Investments, Dr. Chen was a quantitative analyst in global asset-backed securities, credit strategies, and quantitative strategies at J.P. Morgan Securities. Mr. Chow is a Senior Vice President and Senior Portfolio Manager and has been with Delaware Investments since 2001 when he joined Delaware Investments as a portfolio manager working on the Lincoln General Account. Mr. Loome is a Senior Vice President, Senior Portfolio Manager, and Head of High Yield Investments, responsible for portfolio construction and strategic asset allocation of all high yield fixed income assets. Prior to joining Delaware Investments in August 2007 as the head of the High Yield fixed income team, Loome spent 11 years at T. Rowe Price, starting as an analyst and leaving the firm as a portfolio manager. Mr. Grillo has held his Fund responsibilities since the Fund's inception, and Messrs. Chow, Early, and Chen assumed Fund responsibilities in May 2007. Mr. Loome has held his Fund responsibilities since August 2007.

Please keep this supplement for future reference.

This Supplement is dated July 7, 2009.